Exhibit 99.1

LEADING INDEPENDENT PROXY ADVISORY FIRM ISS JOINS GLASS LEWIS IN RECOMMENDING SHAREHOLDERS VOTE “FOR” ALL PROPOSALS RELATED TO LIBERTY GLOBAL’S PROPOSED BERMUDA REDOMICILE

Denver, Colorado – July 5, 2023

Liberty Global plc (“Liberty Global” or the “Company”) (NASDAQ: LBTYA, LBTYB and LBTYK) today announced that independent proxy advisory firm Institutional Shareholder Services (“ISS”) has recommended that Liberty Global’s shareholders vote for all of the Company’s proposals in connection with Liberty Global’s intention to change the jurisdiction of incorporation of the parent company of the Liberty Global group from England & Wales to Bermuda. The ISS recommendation follows a similar recommendation from independent proxy advisory firm Glass, Lewis & Co. (“Glass Lewis”).

The Board of Directors of Liberty Global is recommending that shareholders support its proposal to redomicile to Bermuda to facilitate value enhancing transactions (such as buybacks, dividends, spin-offs, divestitures and acquisitions) and reduce administrative expenses and burdens, while preserving strong accountability and corporate governance.

In its report, ISS concluded that “the strategic rationale for the transaction… appears sound,” noting that the transaction is expected to result in “reduced administrative burdens to consummate various value-enhancing transactions” and “material long-term cost savings.” ISS also highlighted certain shareholder protections, including “bylaw provisions to protect unaffiliated shareholders under certain related-party transactions” and “the reduction in voting requirements to effect certain M&A transactions” as reasons to support the proposal.

The redomiciliation would change the jurisdiction of incorporation and governing documents of the parent company, but would have no effect on Liberty Global’s operations and subsidiaries:

•The transaction is not tax-driven; Liberty Global’s revenue and income would remain European-based, and its subsidiaries’ tax residence will not change.

•As a Bermuda company, Liberty Global will continue trading on Nasdaq (under the symbols LBTYA, LBTYB and LBTYK) and will continue to be governed by SEC rules and regulations.

•Liberty Global’s day-to-day operations in all its businesses, including its joint ventures in the U.K. and the Netherlands, will be unaffected.

•There will be no change in Liberty Global’s offices or headquarters, management team, board of directors or employee base and no changes to our customer services and products.

•There will be no material change in Liberty Global’s financial statements and no changes in its financial documents, financings, bonds or credit agreements.

•The proposals facilitate value enhancing transactions, such as buybacks, dividends, spin-offs, divestitures and acquisitions, reduce administrative expenses and burdens, while preserving strong accountability and corporate governance.

Liberty Global’s Board of Directors encourages shareholders to vote for all of the proposals related to the transaction. The special meetings associated with the transaction are being held on July 13, 2023.

Find out more here: https://www.libertyglobal.com/redomiciliation/

ABOUT LIBERTY GLOBAL

Liberty Global (NASDAQ: LBTYA, LBTYB and LBTYK) is a world leader in converged broadband, video and mobile communications services. We deliver next-generation products through advanced fiber and 5G networks, and currently provide over 86 million connections* across Europe and the United Kingdom. Our businesses operate under some of the best-known consumer brands, including Virgin Media-O2 in the U.K., VodafoneZiggo in The Netherlands, Telenet in Belgium, Sunrise in Switzerland, Virgin Media in Ireland and UPC in Slovakia. Through our substantial scale and commitment to innovation, we are building Tomorrow’s Connections Today, investing in the infrastructure and platforms that empower our customers to make the most of the digital revolution, while deploying the advanced technologies that nations and economies need to thrive.

Our consolidated businesses generate annual revenue of more than $7 billion, while the VMO2 JV and VodafoneZiggo JV generate combined annual revenue of more than $17 billion.**

Liberty Global Ventures, our global investment arm, has a portfolio of more than 75 companies across content, technology and infrastructure, including strategic stakes in companies like ITV, Televisa Univision, Plume, AtlasEdge and the Formula E racing series.

* Represents aggregate consolidated and 50% owned non-consolidated fixed and mobile subscribers. Includes wholesale mobile connections of the VMO2 JV and B2B fixed subscribers of the VodafoneZiggo JV.

** Revenue figures above are provided based on full year 2022 Liberty Global consolidated results (excluding revenue from Poland) and the combined as reported full year 2022 results for the VodafoneZiggo JV and full year 2022 U.S. GAAP results for the VMO2 JV. For more information, please visit www.libertyglobal.com.

Investor Relations	Corporate Communications
Michael Bishop +44 20 8483 6246	Bill Myers +1 303 220 6686
Amy Ocen +1 303 784 4528	Matt Beake +44 20 8483 6428
Michael Khehra +44 78 9005 0979

FORWARD-LOOKING STATEMENTS

This communication contains certain statements which are, or may be deemed to be, “forward-looking statements” with respect to the financial condition, results of operations and business of Liberty Global and certain plans and objectives of Liberty Global with respect to the Redomiciliation. All statements other than statements of historical fact may be forward-looking statements. Forward-looking statements are statements of future expectations that are based on current expectations, assumptions and projections about future events, and are therefore subject to risks and uncertainties which could cause actual results, performance or events to differ materially from those expressed or implied by the forward-looking statements. Often, but not always, forward-looking statements can be identified by the use of forward-looking words such as “plans”, “expects”, “is expected”, “is subject to”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates”, “believes”, “targets”, “aims”, “projects” or words or terms of similar substance or the negative thereof, as well as variations of such words and phrases or statements that certain actions, events or results “may”, “could”, “should”, “would”, “might” or “will” be taken, occur or be achieved. Such statements are qualified in their entirety by the inherent risks and uncertainties surrounding future expectations.

Although Liberty Global believes that the expectations reflected in such forward-looking statements are reasonable, we cannot give assurance that such expectations will prove to be correct. By their nature, forward-

looking statements involve risk and uncertainty because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements, including, but not limited to, the matters set forth under “Forward Looking Statements” in Part I, Item 1 of Liberty Global’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022. Other factors that could cause actual results and developments to differ materially from those expressed or implied by such forward-looking statements include our ability to obtain the approval of Liberty Global shareholders for the Scheme and the resolutions proposed at related meetings of holders of our Class A Ordinary Shares, Class B Ordinary Shares and Class C Ordinary Shares, our ability to satisfy the other conditions to the Redomiciliation on the expected timeframe, or at all, our ability to realize the expected benefits from the Redomiciliation and the occurrence of unanticipated difficulties or costs in connection with the Redomiciliation.

All of our forward-looking statements should be considered in light of these factors. All of our forward-looking statements speak only as of the date they were made, and we undertake no obligation to update our forward-looking statements or risk factors to reflect new information, future events or otherwise, except as may be required under applicable securities laws and regulations. Accordingly, you should not place undue reliance on any such forward-looking statements.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the Redomiciliation. In connection with the Redomiciliation, on June 9, 2023, Liberty Global filed with the SEC the definitive proxy statement and scheme circular (the “Proxy Statement”) on Schedule 14A. LIBERTY GLOBAL SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT LIBERTY GLOBAL WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE REDOMICILATION. Liberty Global shareholders and investors may obtain free copies of the Proxy Statement and other relevant materials (when they become available) and other documents filed by Liberty Global at the SEC’s website at www.sec.gov. Copies of the Proxy Statement (and other relevant materials when they become available) and the filings that will be incorporated by reference therein may also be obtained, without charge, by contacting Liberty Global’s Investor Relations at ir@libertyglobal.com or +1(303) 220-6600.

PARTICIPANTS IN SOLICITATION

Liberty Global and its directors, executive officers and certain employees, may be deemed, under SEC rules, to be participants in the solicitation of proxies in respect of the proposed Redomiciliation. Information regarding Liberty Global’s directors and executive officers is available in the Proxy Statement filed with the SEC on June 9, 2023. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC (when they become available). These documents can be obtained free of charge from the sources indicated above.